EXHIBIT 99.1

                       MEDSTRONG INTERNATIONAL CORPORATION

                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Each of the undersigned officers of Medstrong International Corporation (the "Company") certifies that the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:

                           /s/ Jerry R. Farrar
                            ----------------------------------
                               Jerry R. Farrar
                               Chief Executive Officer



Dated:
                           /s/ Ronald Glime
                           ----------------------------------
                               Ronald Glime
                               Chief Financial Officer



     This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.